As filed with the Securities and Exchange Commission on December 30, 2014

1933 Act Registration No. 333-84639

1940 Act Registration No. 811-09521

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 133	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 136	☒

AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue

Norwalk, Connecticut 06854

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 835-3879

Gregory C. Davis

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111-4006

(Name and address of agent for service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 31, 2014 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Amendment relates solely to AMG Chicago Equity Partners Small Cap Value Fund, a series of AMG Funds (the “Trust”). The Amendment does not supersede or amend any disclosure in the Trust’s Registration Statement relating to any other series of the Trust.

AMG Funds
Prospectus
December 31, 2014

AMG Chicago Equity Partners Small Cap Value Fund
Investor Class: CESVX      Service Class: CESSX      Institutional Class: CESIX
www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P086-1214

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3-5	Summary of The Fund

6-11	Additional Information About the Fund
AMG Chicago Equity Partners Small Cap Value Fund
Summary of the Fund’s Principal Risks
 Other Important Information About the Fund and its Investment Strategies and Risks
Fund Management
Past Performance of Other Chicago Equity Partners Small Cap Value Accounts

12-19	Shareholder Guide
Your Account
Choosing a Share Class
Investing Through an Intermediary
Distribution and Service (12b-1) Fees
Transaction Policies
How to Buy or Sell Shares
Investor Services
Certain Federal Income Tax Information

21	Financial Highlights

25	How To Contact Us

AMG Funds	1

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Summary of The Fund

AMG Chicago Equity Partners Small Cap Value Fund
Investment Objective
The AMG Chicago Equity Partners Small Cap Value Fund’s (the “Fund” or “CEP Small Cap Value Fund”) investment objective is to achieve long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	0.62%	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1]	0.75%	0.75%	0.60%
Total Annual Fund Operating Expenses	1.62%	1.37%	1.22%
Fee Waiver and Expense Reimbursements[2]	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.35%	1.10%	0.95%
[1]	Because the Fund is new, “Other Expenses” are based on estimates for the current fiscal year.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2016, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to an annual rate of 0.95% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2016. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years
Investor Class	$137	$472
Service Class	$112	$394
Institutional Class	$ 97	$348
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund will commence operations after the date of this document, the Fund has no reportable portfolio turnover rate.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will ordinarily invest in approximately 150-400 stocks. The Fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. The Fund currently defines small capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell 2000® Index (between $169 million and $4.05 billion as of the latest reconstitution of the Index on May 31, 2014). This range may fluctuate as market conditions change and during periods of increased market volatility. In pursuing its investment strategy, the Fund will generally invest in stocks of U.S. small-cap value companies (as determined by the Fund), including Real Estate Investment Trusts (“REITs”). The Fund may also invest in foreign companies, including those that are organized in or have material business interests tied to emerging market countries, through American Depositary Receipts (“ADRs”) or direct investment in securities of foreign companies trading on U.S. markets.
The Chicago Equity Partners, LLC (“CEP” or the “Subadvisor”) investment philosophy is based on financial and behavioral theory. CEP believes active returns are achievable because of inefficiencies in the market that persist over time. CEP believes that the market is complex, and therefore the most effective way

AMG Funds	3

Summary of The Fund

to identify anomalies is with a research-intensive, systematic process. CEP believes that using a quantitative stock selection model to analyze a company’s earnings, balance sheet strength, relative valuation, growth potential or other variables creates opportunity to capture market inefficiencies. CEP intends to seek returns for the Fund in excess of its benchmark by combining systematic analysis of these variables with optimization and rigorous implementation by a team of seasoned industry experts. Through this process, CEP seeks to achieve a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk controlled process.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Emerging Markets Risk—investments in emerging markets can be subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.
Foreign Investment Risk—securities of or other investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.
Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.
Sector Risk—companies or issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Investments in the financial services sector may comprise a significant portion of the Fund's potrfolio. Unique risks of the financial services sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market flucuations.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund has not yet completed a full calendar year of operations as of the date of this document, the bar chart and table are not shown. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
Chicago Equity Partners, LLC
Portfolio Managers

David C. Coughenour
Chief Investment Officer – Equities of CEP;
Portfolio Manager of the Fund since its inception in December 2014.
Robert H. Kramer
Managing Director of CEP;
Portfolio Manager of the Fund since its inception in December 2014.
Patricia Halper
Managing Director of CEP;
Portfolio Manager of the Fund since its inception in December 2014.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000

4	AMG Funds

Summary of The Fund

Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	5

Additional Information About the Fund

AMG Chicago Equity Partners Small Cap Value Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of this document. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s Subadvisor in managing the Fund, and also additional information about the Fund's expenses.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
CEP serves as the subadvisor to the Fund and manages the individual security selection.
•	The portfolio management team at CEP monitors the individual stock data inputs in the quantitative model daily. The portfolio managers not only seek to ensure the data is accurate, but they also consider information specific to individual stocks that is not reflected in the current stock level data (such as legal, regulatory, and accounting considerations).
•	The portfolio management team at CEP uses optimization software for portfolio construction and to help determine stock weightings in the portfolio. The team inputs expected or forecasted returns, risk characteristics and constraints into the optimization software with the goal of maximizing the expected return of the portfolio while controlling for stock specific risk. The inputs for portfolio construction are a combination of CEP’s stock selection model, risk model, and market phase identification model. CEP believes the result of the process is a well-diversified portfolio of companies with attractive valuation ratios, quality balance sheets, and positive growth and momentum expectations built through a disciplined, risk controlled process.
•	The market phase identification model is a factor timing model that seeks to identify the right time to emphasize or de-emphasize certain factors. Contrary to a short-term timing model, the objective is to capture significant market developments that have historically created challenging environments for investment managers. CEP applies this information during the portfolio construction process by altering factor constraints in the optimization depending on the current market phase. The objective of the market phase identification model is to enhance upside returns and improve downside risk management.
The Subadvisor may consider selling a particular security if it no longer meets the Subadvisor’s investment criteria, or if it believes there are better investment opportunities available.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will provide its shareholders with at least 60 days’ prior written notice of any change in this policy.
The Fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Looking to gain exposure to small-cap equities in your portfolio.
•	Seeking exposure to value-oriented investments.
•	Willing to accept short-term volatility of returns.
•	Seeking long-term capital appreciation.
LEAD PORTFOLIO MANAGERS
David Coughenour
Chief Investment Officer
Equities and Portfolio
Manager at Chicago
Equity Partners
Robert H. Kramer
Managing Director and
Portfolio Manager at Chicago Equity Partners
Patricia Halper
Managing Director
and Portfolio Manager at Chicago Equity Partners
See “Fund Management” below for more information on the lead portfolio managers.

6	AMG Funds

Additional Information About the Fund

AMG Chicago Equity Partners Small Cap Value Fund (CONTINUED)
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Investor Class and Service Class shares are authorized to pay up to 0.15% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Investor Class and Service Class shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees.

AMG Funds	7

Additional Information About the Fund

Summary of the Fund’s Principal Risks
This section presents more detailed information about the Fund’s risks as described in the Fund’s summary section of this document. The risks are described in alphabetical order and not in the order of importance or potential exposure. The Fund could be subject to additional risks because the types of investments it makes and market conditions may change over time.
All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.
EMERGING MARKETS RISK
Investments in emerging markets involve all of the risks of foreign investments (see below), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.
FOREIGN INVESTMENT RISK
Investments in foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly in the form of ADRs or similar instruments, involve additional risks different from those associated with investments in U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign investments to be more volatile. The value of foreign investments may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign investments trade with less frequency and volume than U.S. investments and therefore may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign investments can perform differently from U.S. investments.
LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector.
ManagEment RISK
The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. The Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result. To the extent the Fund’s Subadvisor uses quantitative analyses and/or models, any imperfections or limitations in such analyses and/or models could affect the ability of the Subadvisor to implement its strategies. In particular, these analyses and models may make simplifying assumptions that limit their efficacy, may appear to explain prior market data but fail to predict future market events, and may use data that is inaccurate and/or does not include the most recent information about a company or a security.
MARKET RISK
Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments, although under certain market conditions fixed income investments may have comparable or greater price volatility. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. Derivatives involve the risk that changes in their value may not correlate perfectly with their underlying assets, rates, or indices.
REAL ESTATE INDUSTRY RISK
The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws that could negatively affect their value. These factors may reduce the value of the Fund's investments in REITs and the real estate industry.
SECTOR RISK
Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, the Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry

8	AMG Funds

Additional Information About the Fund

Summary of the Fund’s Principal Risks (CONTINUED)
sectors. Investments in the financial services sector may comprise a significant portion of the Fund’s portfolio. Unique risks of the financial services sector include, but are not limited to, government regulation uncertainty, yield curve fluctuation, asset flow fluctuation, and capital market fluctuations.
small-capitalization stock RISK
The stocks of small-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.
VALUE STOCK RISK
Value stocks present the risk that a stock may decline or never reach what the Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.
Other Important Information About the Fund and its Investment Strategies and Risks

In addition to the principal investment strategies described in this document and the Fund’s Prospectus dated December 31, 2014, the Fund may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated December 31, 2014, as supplemented from time to time (the “SAI”).
INVESTMENT OBJECTIVE
The Fund’s investment objective may be changed without shareholder approval and without prior notice.
TEMPORARY DEFENSIVE MEASURES
From time to time, the Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure in response to adverse market, economic, political or other conditions. These temporary defensive measures may be inconsistent with the Fund’s investment objective and principal investment strategies. The Fund may not be able to achieve its stated investment objective while taking these defensive measures.
PORTFOLIO TURNOVER
As described in the Fund's summary section of this document, the Fund may sell any security when it believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability. Because the Fund commenced operations after the date of this document, the Fund has no reportable portfolio turnover rate.
PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities will be available in the Fund's SAI, which will be available on the Fund's website at www.amgfunds.com.
Fund Management

The Fund is a series of AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the AMG Funds family, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies. The Fund has three classes of shares: Investor Class, Service Class and Institutional Class.
The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut, 06854, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager and administrator to the Fund and is responsible for the
Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of CEP, the subadvisor of the Fund. AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Fund’s distributor. Except for distribution and service (12b-1) fees, the Distributor receives no compensation from the Fund for its services as distributor.
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of the Fund and selects and

AMG Funds	9

Additional Information About the Fund

Fund Management (CONTINUED)
recommends to the Fund’s Board of Trustees investment subadvisors to manage the Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Fund’s Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated subadvisors for the Fund. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. Shareholders of the Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.
CEP has served as Subadvisor to the Fund since its inception in December 2014. AMG indirectly owns a majority interest in CEP. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is an investment management firm with approximately $10.5 billion in assets under management as of June 30, 2014.
CEP utilizes a team approach to manage the Fund. David Coughenour, Robert H. Kramer, and Patricia Halper are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Mr. Coughenour has served as Manager and Founding Director of CEP and Chief Investment Officer - Equity for 25 years. Mr. Kramer has served as founder and Managing Director and Portfolio Manager and Analyst at CEP for 25 years. Ms. Halper has been a member of CEP’s quantitative analysis group, which is responsible for the firm’s proprietary quantitative model and its ongoing developmental efforts, since 1998. Prior to joining CEP, Ms. Halper worked at the institutional futures sales desk at Paine Webber.
The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 0.62% of the average daily net assets of the Fund. The Investment Manager, in turn, pays all of this fee to CEP. The Investment Manager also provides administrative services to the Fund, including supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an administrative fee of 0.25% per annum of the average daily net assets of the Fund.
ADDITIONAL INFORMATION
In addition to the expense limitation for the Fund discussed under “Fees and Expenses of the Fund” above, from time to time in the future CEP may waive all or a portion of its subadvisory fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of its management fee.
Additional information regarding other accounts managed by the Fund’s portfolio managers, and their compensation and ownership of Fund shares, will be available in the Fund’s SAI.
A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Fund between the Trust and the Investment Manager and the Subadvisory Agreement for the Fund between the Investment Manager and the Subadvisor will be available in the Fund’s shareholder report covering the period during which such approvals occurred.

10	AMG Funds

Additional Information About the Fund

Past Performance of Other Chicago Equity Partners Small Cap Value Accounts
The bar chart and table below set forth the investment performance for the periods indicated of all fully discretionary accounts (the “Accounts”) with investment objectives, policies and strategies substantially similar to those of the Fund, managed by CEP for at least one full month, having a minimum account size of $5 million (the “Composite” or the “CEP Composite”). The performance information shows changes in the Composite’s performance from year to year and how the Composite’s performance compares over the same periods to the performance of the Fund’s benchmark, the Russell 2000 Value® Index. Performance of the Composite has been adjusted to give effect on a monthly basis to the Fund’s Investor Class fees and expenses listed under “Fees and Expenses of the Fund,” taking into account the Fund’s contractual expense limitation. The inception date of the Composite is January 1, 2009.
The table illustrates how the performance of the Composite has varied since the Composite’s inception. Composite performance does not reflect reinvestment of dividend and capital gain distributions. The investment results of the Composite presented below are unaudited. In addition, none of the Accounts other than the Fund are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 (the “1940 Act”) and the Internal Revenue Code of 1986 (the “Code”), each as amended. Consequently, the performance results for the Composite could have been adversely affected if all of the accounts included in the Composite had been regulated as investment companies under the federal securities laws. CEP has calculated returns for the Composite based on Global Investment Performance Standards (GIPS), not in the manner required for mutual funds by the SEC.
The performance shown below is provided solely to illustrate CEP’s performance in managing the Accounts, is not the performance of CEP Small Cap Value Fund, and is not indicative of the Fund’s future performance. Had the Fund been in operation during periods for which Composite performance information is shown, the Fund’s performance may have differed due to factors such as investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code, differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the Accounts is not indicative of future rates of return and is no indication of future performance of the Fund. As noted above, performance of the Composite has been adjusted to give effect on a monthly basis to the Fund’s Investor Class fees and expenses listed under “Fees and Expenses of the Fund,” taking into account the Fund’s contractual expense limitation.
Calendar Year Total Returns as of 12/31/13
Average Annual Total Returns as of 12/31/13
	1 Year	3 Years	5 Years
CEP Small Cap Value Equity Composite	35.55%	18.62%	19.06%
Russell 2000 Value® Index[1]	34.52%	14.49%	17.64%
[1]	The Russell 2000 Value® Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks with relatively low price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 2000® Value Index is unmanaged, is not available for investment and does not incur expenses.

AMG Funds	11

Shareholder Guide

Your Account
You may invest in the Fund by purchasing Investor Class, Service Class, or Institutional Class shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.
The Investor Class shares of the Fund are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and Investor Class and Service Class shares may also bear shareholder servicing fees. Because each class bears fees and expenses in different amounts, the net asset value (the “NAV”) per share of the three classes may differ. Investor Class shares are expected to have lower total returns than Service Class shares and Institutional Class shares, and Service Class shares are expected to have lower total returns than Institutional Class shares. In all other material aspects, the Investor Class, Service Class and Institutional Class shares are the same, each share representing a proportionate interest in the Fund. Each class of shares is subject to a minimum investment amount, as described below.
Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of the Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.
Current net asset values per share for the Fund will be available on the Fund’s website at www.amgfunds.com.
Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.
FAIR VALUE POLICY
The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund may use the fair value of a portfolio investment to calculate its NAV in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.
Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. The Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (i.e., without regard to invoking fair value based upon a change in an index exceeding a pre-determined level).
The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

12	AMG Funds

Shareholder Guide

Choosing a Share Class
Investors may choose among three share classes when investing in the Fund:
•	Investor Class
•	Service Class
•	Institutional Class
The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these three factors:
•	The amount you plan to invest;
•	Your investment objectives; and
•	The expenses and charges for the class.
We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.
Investor Class Shares
Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Investor Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Investor Class shares also pay distribution (12b-1) fees of 0.25%. See “Distribution and Service (12b-1) Fees” below for more information on 12b-1 fees.
service Class Shares
Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Service Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Service Class shares do not pay distribution (12b-1) fees.
Institutional Class Shares
Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. The Institutional Class shares do not pay distribution (12b-1) fees.
Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”), rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. Many, if not all, of these Financial Intermediaries may receive various forms of compensation in connection with the sale of Fund shares and/or the servicing of shareholder accounts. Such compensation from the Fund may include receipt of distribution (12b-1) fees and/or shareholder servicing fees. For more information on 12b-1 fees, see “Distribution and Service (12b-1) Fees” below. With respect to the payment of shareholder servicing fees, shareholder servicing fees are paid out of the assets of each of the Investor Class and Service Class on an ongoing basis for the receipt of certain shareholder services from Financial Intermediaries (including through fund supermarket platforms), including account maintenance, transaction processing and customer liaison services, and will increase the cost to shareholders who invest in Investor Class and Service Class shares. These payments are made pursuant to written agreements between the Financial Intermediaries and the Investment Manager, the Distributor and/or the Fund.
The Investment Manager, the Subadvisor and/or the Distributor may pay additional compensation (directly out of their own resources and not as an expense of the Fund) to certain affiliated or unaffiliated
Financial Intermediaries in connection with the sale, including distribution, marketing and promotional services, or retention of Fund shares and/or shareholder servicing. To the extent permitted by SEC and Financial Industry Regulatory Authority, Inc. rules and other applicable laws and regulations, the Investment Manager, the Subadvisor and the Distributor may make other payments or allow other promotional incentives to Financial Intermediaries. This compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the Fund over other investment options. Any such payments may be substantial; however, they will be made by the Investment Manager, the Subadvisor and/or the Distributor, as applicable, not by the Fund or its shareholders, and will not change the NAV or the price of the Fund’s shares.
You can find further details in the SAI about the payments made by the Investment Manager, the Subadvisor and/or the Distributor and the services provided by Financial Intermediaries. You can ask your Financial Intermediary for information about any payments it receives from the Investment Manager, the Subadvisor and/or the Distributor and any services it provides, as well as about fees and/or commissions it charges.

AMG Funds	13

Shareholder Guide

Distribution and Service (12b-1) Fees
The Fund has adopted a Distribution and Service Plan (12b-1 Plan) for Investor Class shares that allows the Fund to pay fees for selling and distributing its Investor Class’s shares and for providing service to shareholders in the Investor Class. The 12b-1 fees are paid to the Distributor to cover the Investor Class’s sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the net assets of the Investor Class on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of sales charges.
Transaction Policies

OPENING YOUR ACCOUNT
You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.
BUYING AND SELLING Fund SHARES
You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any day the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.
PROCESSING ORDERS
If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. A request to send a check to any other address or a third party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.
INVESTMENT MINIMUMS
Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.
Share Class	Initial Investment	Additional Investments
Investor Class :
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Service Class :
• Regular Accounts	$100,000	$100
• Individual Retirement Accounts	$25,000	$100
Institutional Class:
• Regular Accounts	$1,000,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the AMG Funds family, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

14	AMG Funds

Shareholder Guide

How to Buy or Sell Shares

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*,†...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to AMG Funds to: AMG Funds c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to AMG Funds to:
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
(Include your account number and
Fund name on your check)	Write a letter of instruction containing:
• Name of the Fund
• Dollar amount or number of
shares you wish to sell
• Your name
• Your account number
• Signatures of all account owners
Mail your letter to:
AMG Funds
c/o BNY Mellon Investment
Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000 for Investor Class and Service Class shares and $250,000 for Institutional Class shares)
Over the Internet	Not available	If your account has already been established and ACH banking instructions are on file, go to our website at www.amgfunds.com	Go to our website at
www.amgfunds.com (Internet redemptions are available only for redemptions of less than $50,000 for Investor Class and Service Class shares and $250,000 for Institutional Class shares)
By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account
*	Please indicate which class of shares you are buying or selling when you place your order.
†	Redemptions of $50,000 and over for Investor Class and Service Class shares and $250,000 and over for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone and Internet redemptions are available only for redemptions that are below $50,000 for Investor Class shares and Service Class shares and below $250,000 for Institutional Class shares.

AMG Funds	15

Shareholder Guide

How to Buy or Sell Shares (CONTINUED)
OTHER PURCHASE INFORMATION
Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
SIGNATURE GUARANTEE
If you are selling $50,000 or more worth of Investor Class or Service Class shares or $250,000 or more worth of Institutional Class shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.
We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.
UNAUTHORIZED TRANSACTIONS
The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.
LIMITATIONS ON THE FUND
The Fund may restrict or limit certain transactions, including, but not limited to, the following examples:
•	Redeem your account if its value (i) falls below $500 for Investor Class or Service Class shares or $25,000 for Institutional Class shares due to redemptions you make, or (ii) is below $100, but, in either case, not until after the Fund gives you at least 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount;
•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;
•	Change the minimum required investment amounts;
•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;
•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;
•	Refuse a buy order for any reason, including your failure to submit a properly completed application;
•	Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” below) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and
•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.
FREQUENT TRADING POLICY
The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund. Frequent trading may result from an effort by a shareholder to engage in “market timing.” These activities may disrupt management of the Fund's portfolio, increase the Fund's expenses, and have a negative impact on the Fund's performance. There may be additional risks due to frequent trading activities. As described previously, the Fund has adopted procedures to minimize these risks.
Monitoring Trades
To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund's transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the AMG Funds Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund's transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.
Limiting Trades
The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a Financial Intermediary that violate the Fund's frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the Financial Intermediary has received them.

16	AMG Funds

Shareholder Guide

How to Buy or Sell Shares (CONTINUED)
Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through Financial Intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that
Financial Intermediaries have implemented procedures designed to deter market timing, the Fund's ability to detect frequent trading activities by investors who hold shares through Financial Intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.
Investor Services

AUTOMATIC INVESTMENTS
You may arrange to make automatic deductions at regular intervals from a designated bank account.
AUTOMATIC REINVESTMENT PLAN
This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.
AUTOMATIC REDEMPTIONS
With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.
RETIREMENT PLANS
You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.
EXCHANGE PRIVILEGES
To enhance your investment flexibility, we allow you to exchange your shares of the Fund for the same class of shares of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager described above, you also may exchange your shares of the Fund through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).
In addition, the following restrictions apply:
•	Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.
•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions”below.
•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.
You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.
Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.
ACCOUNT STATEMENTS
The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.
COST BASIS REPORTING
Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis information. Please see www.amgfunds.com or contact the Fund at 800.548.4539, or consult your financial intermediary as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
DIVIDENDS AND DISTRIBUTIONS
The Fund normally declares and pays income dividends and net capital gains distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

AMG Funds	17

Shareholder Guide

Investor Services (CONTINUED)
CHANGES TO YOUR ACCOUNT
The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Code, as in effect as of the date of this document. A more detailed tax discussion is provided in the SAI. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.
The Fund intends to elect and qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.
The Fund will mail correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.
Certain Federal Income Tax Information

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Code, as in effect as of the date of this document. A more detailed tax discussion is provided in the SAI. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.
The Fund intends to elect and qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.
TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS
For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.
•	Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are treated as long-term capital gains includible in your net gain and taxed to individuals at reduced rates.
•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to individuals as ordinary income.
•	Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to net capital gains, provided that both you and the Fund meet certain holding period and other requirements.
•	A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends and net gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.
Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.
TAXABILITY OF TRANSACTIONS
Any gain or loss that results from the sale, exchange (including an exchange of the Fund's shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

18	AMG Funds

Shareholder Guide

Certain Federal Income Tax Information (CONTINUED)
OTHER TAX MATTERS
The Fund's investments in foreign securities may be subject to foreign taxes. In that case, the Fund’s return on those securities would generally be decreased. You will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. However, if more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or, if you itemize deductions, and so choose, a deduction) for such amounts on your U.S. federal income tax return, subject to certain limitations.
In addition, the Fund’s investments in foreign securities could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions). Please see the SAI for more detailed tax information.
TAX WITHHOLDING
To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:
•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);
•	Certify that your SSN or TIN is correct; and
•	Certify that you are not subject to back-up withholding.
In addition, the Fund must also withhold taxes on distributions and sale proceeds if the IRS notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

AMG Funds	19

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Financial Highlights

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the Fund’s financial performance for the Fund’s periods of operations. Because the Fund commenced operation on or about the date of this document, no financial highlights are shown.

AMG Funds	21

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How To Contact Us

AMG CHICAGO EQUITY PARTNERS SMALL CAP VALUE FUND
INVESTMENT MANAGER AND ADMINISTRATOR
AMG Funds LLC
800 Connecticut Avenue
Norwalk, Connecticut 06854
203.299.3500 or 800.835.3879
SUBADVISOR
Chicago Equity Partners, LLC
180 N. LaSalle Street, Suite 3800
Chicago, Illinois 60601
DISTRIBUTOR
AMG Distributors, Inc.
800 Connecticut Avenue
Norwalk, Connecticut 06854
CUSTODIAN
The Bank of New York Mellon
2 Hanson Place
Brooklyn, New York 10286
LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, Rhode Island 02940-9769
800.548.4539
TRUSTEES
Bruce B. Bingham
Christine C. Carsman
William E. Chapman, II
Edward J. Kaier
Kurt Keilhacker
Steven J. Paggioli
Richard F. Powers III
Eric Rakowski
Victoria Sassine
Thomas R. Schneeweis

AMG Funds	25

AMG Funds
Prospectus
December 31, 2014

Where to find additional information
The Fund's Statement of Additional Information (the “SAI”) contains additional information about the Fund and its investments. Additional information about the Fund's investments will be available in the Fund's Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
To request free copies of these materials or to make other inquiries, please contact the Fund:
•	By telephone: 800.835.3879
•	By mail: AMG Funds 800 Connecticut Avenue Norwalk, Connecticut 06854-2325
•	On the Internet: Electronic copies are available on our website at www.amgfunds.com
Information about the Fund, including the Fund's current SAI and, when available, Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Fund's SAI is incorporated by reference into (is legally part of) this Prospectus.
Reports and other information about the Fund are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.
© 2014 AMG Funds LLC
Investment Company Act Registration Number 811-09521
www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P086-1214

AMG FUNDS

AMG CHICAGO EQUITY PARTNERS SMALL CAP VALUE FUND

Investor Class: CESVX

Service Class: CESSX

Institutional Class: CESIX

STATEMENT OF ADDITIONAL INFORMATION

DATED December 31, 2014

You can obtain a free copy of the prospectus for AMG Chicago Equity Partners Small Cap Value Fund (the “Fund”), dated December 31, 2014, as supplemented from time to time (the “Prospectus”), by calling AMG Funds LLC (the “Investment Manager”) at (800) 835-3879 or by visiting the Fund’s Website at www.amgfunds.com. The Fund’s Prospectus provides basic information about investing in the Fund.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Fund. It should be read in conjunction with the Fund’s Prospectus.

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to AMG Chicago Equity Partners Small Cap Value Fund (the “Fund”). The Fund is a series of shares of beneficial interest of AMG Funds, a Massachusetts business trust (the “Trust”), and part of the AMG Funds Family of Funds, which consists of 46 funds (the “AMG Fund Complex”). The Trust was organized on June 18, 1999.

The Fund commenced operations on or following the date of this SAI, and its initial fiscal year ends on December 31, 2015. The Fund has established three classes of shares: Institutional Class, Service Class and Investor Class.

This SAI describes the financial history, management and operation of the Fund, as well as the Fund’s investment objective and policies. It should be read in conjunction with the Fund’s current prospectus dated December 31, 2014, as supplemented from time to time (the “Prospectus”). The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

AMG Funds LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. It selects and recommends, subject to the approval of the Trust’s Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage the Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Fund. Chicago Equity Partners, LLC currently serves as Subadvisor to the Fund. See “Management of the Fund” for more information.

Investments in the Fund are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by the Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end management investment company, and the Fund is a diversified series of the Trust.

The table below shows the types of securities and instruments that may be purchased by the Fund to the extent such investments are permitted by applicable law. For a more complete description of the types of securities and techniques that may be utilized by the Fund, see “Investment Techniques and Associated Risks” below. The information below does not describe every type of investment, technique or risk to which the Fund may be exposed. The Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

Investment Practices	AMG Chicago Equity Partners Small Cap Value Fund
Below Investment Grade Debt Securities	X
Borrowing	X
Cash Equivalents	X
Obligations of Domestic and Foreign Banks	X
Repurchase Agreements	X
Commercial Paper	X
Emerging Market Securities	X
Equity Investments	X
Common Stock	X
American Depositary Receipts	X
Initial Public Offerings	X
Preferred Stock	X
Foreign Securities	X
Interfund Lending	X
Investment Company Securities	X
Real Estate Investment Trusts	X
Reverse Repurchase Agreements	X
Rights and Warrants	X
Securities Lending	X
United States Government Obligations	X

Investment Techniques and Associated Risks

(1)	Below Investment Grade Debt Securities (“Junk Bonds”).

In General. The Fund may invest in below investment grade securities, subject to any limitations set forth in the Fund’s Prospectus and this SAI. Below investment grade securities (also referred to as “high yield securities” or “junk bonds”) are securities rated below BBB by Standard & Poor’s Ratings Services (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), securities comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities of equivalent quality as determined by the Fund’s Subadvisor. See “Description of Bond Ratings Assigned by Standard & Poor’s and Moody’s Investors Service” in Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities may offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Subsequent to purchase by the Fund, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for future purchase by the Fund. The Fund may continue to hold such a security after its rating has been reduced.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically although not always, experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of the Fund’s investment objective may be more dependent on the Fund’s Subadvisor’s own credit analysis than is the case for higher rated securities. Although the Subadvisor considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Subadvisor performs research and independently assesses the value of particular securities relative to the market. The Subadvisor’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Fund’s Subadvisor buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact the Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Subadvisor. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

(2)	Borrowing.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below

300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the Securities and Exchange Commission (“SEC”) may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. In addition, the Fund may borrow up to 33 1/3% of its total assets through an interfund lending program with other funds in the AMG Fund Complex (as further described below). The 1940 Act also permits an open-end investment company to borrow money from a bank or other person provided that such loan is for temporary purposes only and is in an amount not exceeding 5% of the value of the investment company’s total assets at the time when the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Typically, the Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. The Trust, on behalf of the Fund, has entered into a master interfund lending agreement that would allow the Fund to borrow, for temporary purposes only, from other funds in the AMG Fund Complex, subject to the Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the below mentioned and any other applicable exemptive order or other relief. Please see “Interfund Lending” below for more information. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. The Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If the Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, the Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if the Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

(3)	Cash Equivalents.

The Fund may invest in cash equivalents to the extent that such investments are consistent with the Fund’s investment objective, policies and restrictions, and as discussed in the Fund’s Prospectus. A description of the various types of cash equivalents that may be purchased by the Fund appears below.

Obligations of Domestic and Foreign Banks. The Fund may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Repurchase Agreements. In a repurchase agreement, the Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements are subject to certain risks that may adversely affect the Fund. If a seller defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, the Fund’s ability to dispose of the collateral may be delayed or limited. Generally, the period of these repurchase agreements will be short, and at no time will the Fund enter into a repurchase agreement for a period of more than seven (7) days.

(4)	Commercial Paper.

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

(5)	Emerging Market Securities.

Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers.

Investors should be aware that the value of the Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. These risks may be more severe than those experienced in foreign countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

(6)	Equity Investments.

The Fund may invest in equity securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the over-the-counter (“OTC”) market. More information on the various types of equity investments in which the Fund may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. The Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

American Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”). ADRs are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets. Positions in ADRs are not necessarily denominated in the same currency as the common stocks into which they may be converted.

Investing in ADRs presents risks not present to the same degree as investing in domestic securities even though the Fund will purchase, sell and be paid dividends on depositary receipts in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its depositary receipts; the Fund does not expect to be eligible to elect or may not elect to permit investors to deduct their pro rata shares of such taxes in computing their taxable income, or to take such shares as a credit against their U.S. federal income tax. Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored depositary receipts. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

Initial Public Offerings (“IPOs”). The Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion

(if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

(7)	Foreign Securities.

The Fund may invest in foreign securities, subject to any restrictions set forth in the Fund’s Prospectus and this SAI.

Investment in securities of foreign entities, whether directly or indirectly in the form of ADRs or similar instruments, and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible embargoes or economic sanctions on a country, sector or issuer, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, foreign investments may be effected through structures that may be complex or obfuscatory, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of the Fund’s portfolio investments computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that the Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

The Fund’s income from or the proceeds of the disposition of its investments in foreign securities may be subject to non-U.S. withholding and other foreign taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, some countries impose a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. The Fund may not be eligible to elect or may not elect to permit United States shareholders to claim a credit or deduction for United States federal income tax purposes to the extent of any foreign income taxes paid by the Fund. See “Certain Federal Income Tax Matters” below for more information.

(8)	Interfund Lending.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Fund has entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another fund in the AMG Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. The Fund may not borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If the Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the AMG Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. The Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

The Fund may not lend to another fund in the AMG Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. The Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

(9)	Investment Company Securities.

The Fund may invest some portion of its assets in shares of other investment companies, including exchange-traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Investment Manager and Subadvisor for the Fund will consider such fees in determining whether to invest in other investment companies. The Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund’s investments in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on the Fund’s investments in other investment companies. In particular, the Fund’s investments in investment companies are limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). The Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, the Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

The Fund may seek to invest in ETFs that have received an exemptive order from the SEC permitting investment by other funds in the ETFs in excess of the Limitation, provided that the Fund enters into and complies with the terms and conditions of an agreement with each ETF, and the Fund complies with the ETF’s exemptive order.

ETFs that are linked to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of investments underlying the applicable index and will incur certain expenses not incurred by their applicable index. Certain investments comprising the index tracked by an ETF may, at times, be temporarily unavailable, which may impede an ETF’s ability to track its index.

The market value of ETF shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.

(10)	Real Estate Investment Trusts (“REITs”).

The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

(11)	Reverse Repurchase Agreements.

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon by the parties. The difference between the repurchase price and the original price is the reverse repurchase agreement rate, which reflects the interest rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement can be viewed as the borrowing of money by the Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund, but for which the Fund is not required to have 300% asset coverage.

The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the terms of the reverse repurchase agreement itself. The Fund will earmark or establish and maintain a segregated account with the custodian consisting of liquid assets in an amount equal to the amount of its obligation under the reverse repurchase agreement.

(12)	Rights and Warrants.

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant or right is not exercised by the date of its expiration, the Fund would lose its entire investment in such warrant or right. In pursuing its investment strategies, the Fund may invest in an issuer’s debt securities that carry warrants to purchase equity securities.

(13)	Securities Lending.

The Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund’s investment policies and restrictions. The Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled on a reasonable efforts basis and the securities voted by the Fund. The Bank of New York Mellon serves as the Fund’s securities lending agent.

(14)	United States Government Obligations.

The Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Fund may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

Diversification Requirements for the Fund

The Fund intends to meet the diversification requirements of the 1940 Act as in effect from time to time. Currently under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. A fund that is non-diversified can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

Industry Concentration

The 1940 Act requires the Fund to state the extent, if any, to which it concentrates investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. If a fund’s policy is not to concentrate, it may not invest more than 25% of its assets in an industry or group of industries.

Unless otherwise provided, for purposes of determining whether the Fund’s investments are concentrated in a particular industry or group of industries, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Fund:

(1) May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(2) May borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(3) May lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(4) May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(5) May purchase and sell commodities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(6) May purchase and sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules or regulations.

(7) May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

(8) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, and the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules or regulations.

Any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund.

Portfolio Turnover

Generally, the Fund purchases securities for investment purposes and not for short-term trading profits. However, the Fund may sell securities without regard to the length of time that the security is held in the portfolio when the Fund believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. A higher degree of portfolio activity may increase brokerage costs to the Fund and may increase shareholders’ tax liability.

Because the Fund commenced operations on or following the date of this SAI, there is no information available for portfolio turnover rates for the Fund.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Fund will disclose its portfolio holdings, including characteristics for securities held in the Fund based on the entire portfolio (or a portion thereof), on a monthly basis on or about the 10th business day of the following month by posting this information on its Website. The Chief Compliance Officer of the Fund may designate an earlier or later date for public disclosure of the Fund’s portfolio holdings. In addition, the Fund (i) will disclose the top 10 portfolio holdings and related information on or about 10 business days after each calendar quarter-end, and (ii) may disclose aggregated information about the Fund’s portfolio, including, but not limited to, valuation measures and risk measures, on or about 12 business days after each calendar quarter-end, in each case by posting the information on its Website. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Fund that the disclosures are in the best interests of Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Fund will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of Fund shareholders in connection with these disclosures.

The Trust has arrangements with the persons indicated below to make available information about the Fund’s portfolio securities. The Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind, in connection with the release of information relating to the Fund’s portfolio holdings.

The Fund may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Fund: the Subadvisor (Chicago Equity Partners, LLC); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon); financial printer (R.R. Donnelley);

counsel to the Fund (Ropes & Gray LLP) or counsel to the independent trustees of the Fund (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor and the Custodian. Disclosures of portfolio holdings information will be made to the Fund’s independent registered public accounting firm and financial printer on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Fund or counsel to the Fund’s independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with Fund operations. In addition, the Fund provides portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Inc., Morningstar, Interactive Data Corporation, FactSet, Bloomberg, Wilshire Associates and Vestar Capital Partners. The Fund may disclose non-public current portfolio holdings information to Interactive Data Corporation on a daily basis for valuation purposes, to FactSet and Bloomberg on a daily basis for portfolio holdings analysis, to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis, and to Vestar Capital Partners on a monthly basis for proxy voting purposes. The Fund also provides current portfolio holdings information to Lipper, Inc., Morningstar and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Each Trustee serves during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust’s organizational documents and the Board’s policy that a Trustee retire at the end of the calendar year in which the Trustee reaches the age of 75. The Chairman of the Board, the President, the Treasurer and the Secretary and such other officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”). William E. Chapman serves as the Independent Chairman of the Board of Trustees.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Bruce B. Bingham DOB: 12/1/48	Trustee since 2012	Partner, Hamilton Partners (real estate development firm) (1987-Present)	44	Director of The Yacktman Funds, Inc. (2 portfolios); Trustee of Aston Funds (25 portfolios)	Significant experience as a board member of mutual funds; business experience as a partner of a real estate development and investment firm; familiar with financial statements.

William E. Chapman, II DOB: 9/23/41	Trustee since 1999; Independent Chairman; Chairman of the Governance Committee	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009)	44	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios)	Significant experience as a board member of mutual funds; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board and Chairman of the Trust’s Governance Committee.

Edward J. Kaier DOB: 9/23/45	Trustee since 1999; Chairman of the Audit Committee	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	44	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios)	Significant experience as a board member of mutual funds; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Kurt Keilhacker DOB: 10/5/63	Trustee since 2013	Managing Member, TechFund Europe (2000-Present); Managing Member, TechFund Capital (1997-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present)	46	Trustee of Aston Funds (25 portfolios)	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

Steven J. Paggioli DOB: 4/3/50	Trustee since 2004	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	44	Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008-Present); Trustee of Aston Funds (25 portfolios)	Significant board experience, including as a board member of mutual funds; significant executive experience with several financial services firms; former service with financial service regulator; Audit Committee financial expert.

Richard F. Powers III DOB: 2/2/46	Trustee since 2013	Adjunct Professor, Boston College (2011-Present); President and CEO of Van Kampen Investments Inc. (1998-2003)	44	Director of Ameriprise Financial Inc. (2005-2009); Trustee of Aston Funds (25 portfolios)	Significant experience as a director of a public company; significant executive experience with several financial services firms; significant experience as President and Chief Executive Officer of a mutual fund complex.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	46	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (25 portfolios)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

Victoria Sassine DOB: 8/11/65	Trustee since 2013	Lecturer, Babson College (2007 – Present)	46	Trustee of Aston Funds (25 portfolios)	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive).

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2004	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010)	44	Trustee of Aston Funds (25 portfolios)	Significant experience as a board member of mutual funds; formerly professor of finance; significant executive experience with several investment partnerships.

Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christine C. Carsman DOB: 4/2/52	Trustee since 2011	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)	46	Trustee of Aston Funds (25 portfolios)	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Trust’s and the Investment Manager’s legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Fund’s independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jeffrey T. Cerutti DOB: 2/7/68	President and Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); President, VP Distributors (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010)

Keitha L. Kinne DOB: 5/16/58	Chief Operating Officer since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Lewis Collins DOB: 2/22/66	Secretary since 2011; Chief Legal Officer since 2011	Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2011-Present); Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)

Donald S. Rumery DOB: 5/29/58	Principal Financial Officer since 2008; Chief Financial Officer since 2007; Treasurer since 1999	Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2008-Present); Senior Vice President, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds (1999-Present); Treasurer, AMG Funds I, and AMG Funds II (2000-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC (1994-2004)

John C. Ball DOB: 1/9/76	Assistant Treasurer since 2014	Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010)

John J. Ferencz DOB: 3/9/62	Chief Compliance Officer since 2010	Chief Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2010-Present); Vice President, Legal and Compliance, AMG Funds LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010)

Michael S. Ponder DOB: 9/12/73	Assistant Secretary since 2011	Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2011-Present); Senior Vice President and Counsel, AMG Funds LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007)

Patrick J. Spellman DOB: 3/15/74	Anti-Money Laundering Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, Legal and Compliance, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2013	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies* Beneficially Owned as of December 31, 2013
Independent Trustees:
Bruce B. Bingham	None	Over $100,000
William E. Chapman, II	None	Over $100,000
Edward J. Kaier	None	Over $100,000
Kurt Keilhacker	None	Over $100,000
Steven J. Paggioli	None	Over $100,000
Richard F. Powers III	None	None
Eric Rakowski	None	Over $100,000
Victoria Sassine	None	None
Thomas R. Schneeweis	None	Over $100,000

Interested Trustee:
Christine C. Carsman	None	Over $100,000

*	The Family of Investment Companies consists of the funds in the AMG Funds Family of Funds.

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of AMG Funds (the “Board”) and the Board’s oversight of the Fund’s risk management process. The Board consists of ten Trustees, nine of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Fund’s risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Fund and the Fund’s Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Fund’s Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the

Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

AMG Funds has retained AMG Funds LLC as the Fund’s investment advisor and administrator. The Investment Manager is responsible for the Fund’s overall administration and operations, including management of the risks that arise from the Fund’s investments and operations. Employees of the Investment Manager serve as several of the Fund’s officers, including the Fund’s President. The Board provides oversight of the services provided by the Investment Manager and the Fund’s officers, including their risk management activities. On an annual basis, the Fund’s Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Fund, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Fund’s activities, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board receives periodic reports from the Fund’s Chief Legal Officer on the Investment Manager’s risk management activities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding the compliance of the Fund with federal and state securities laws and the Fund’s internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Fund’s Subadvisor and the Investment Manager’s investment research team regarding the management of the Fund, including its investment risks. The Board also receives periodic reports from the Fund’s Chief Financial Officer, Chief Operating Officer, and other senior personnel of the Investment Manager regarding the Investment Manager’s general business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Trust, the Trust’s financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time. The Audit Committee met two times during the 12-month period January 1, 2013 through December 31, 2013.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. William E. Chapman serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance

Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Trustees; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Trustee) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Fund; (iii) the compensation to be paid to Independent Trustees; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Trustee; (ii) conduct self-evaluations of the performance of the Trustees and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met two times during the 12-month period January 1, 2013 through December 31, 2013.

Trustees’ Compensation

For their services as Trustees of the Trust and other funds within the AMG Fund Complex for the fiscal year ending December 31, 2015, the Trustees are estimated to be compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Fund (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Bruce B. Bingham	$150.00	$209,183
William E. Chapman II (c)	$180.00	$249,430
Edward J. Kaier (d)	$163.00	$227,477
Kurt Keilhacker	$150.00	$221,183
Steven J. Paggioli	$150.00	$209,183
Richard F. Powers III	$150.00	$209,183
Eric Rakowski	$150.00	$224,183
Victoria Sassine	$150.00	$222,683
Thomas R. Schneeweis	$150.00	$209,183

Interested Trustee:
Christine C. Carsman	None	None

(a)	The Fund commenced operations on or following the date of this SAI and its initial fiscal year ends on December 31, 2015. Because the Fund is new, compensation is estimated for the fiscal year ending December 31, 2015. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation estimated to be paid during the 12-month period ending December 31, 2015 for services as a Trustee of the AMG Fund Complex. As of the date of this SAI, each of Messrs. Bingham, Chapman, Kaier, Paggioli, Powers and Schneeweis served as a trustee to 44 funds in the AMG Fund Complex and each of Messrs. Keilhacker and Rakowski and Mses. Sassine and Carsman served as a trustee or director to 46 funds in the AMG Fund Complex.
(c)	Mr. Chapman is expected to receive approximately $40,260 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier is expected to receive approximately $18,300 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Because the Fund commenced operations on or following the date of this SAI, as of December 31, 2014, no persons or entities “controlled” (within the meaning of the 1940 Act) the Fund. A person or entity that “controls” the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders

Because the Fund commenced operations on or following the date of this SAI, as of December 31, 2014, no persons or entities owned beneficially and/or of record 5% or more of the outstanding shares of the Fund.

Management Ownership

Because the Fund commenced operations on or following the date of this SAI, as of December 31, 2014, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of the Fund.

MANAGEMENT OF THE FUND

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the Fund. The Investment Manager serves as investment manager to the Fund. The Investment Manager also serves as administrator of the Fund and carries out the daily administration of the Trust and the Fund. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. AMG (NYSE: AMG) is a global asset management company with equity investments in leading boutique investment management firms. AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the Fund. The Distributor’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The assets of the Fund are managed by a Subadvisor selected by the Investment Manager, subject to the review and approval of the Trustees. Chicago Equity Partners, LLC (“CEP” or the “Subadvisor”) was selected by the Investment Manager, subject to the review and approval of the Board of Trustees. As of June 30, 2014, CEP had approximately $10.5 billion in assets under management. CEP is majority owned by AMG. CEP’s address is 180 North LaSalle Street, Chicago, Illinois 60601. The Investment Manager recommends Subadvisors for the Fund to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

For its investment management services, the Investment Manager receives an investment management fee from the Fund. All of the investment management fee paid by the Fund to the Investment Manager is used to pay the subadvisory fees of CEP. Because CEP is an affiliate of the Investment Manager, the Investment Manager indirectly benefits from the compensation received by CEP.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objective, policies and restrictions. Generally, the services that the Subadvisor provides to the Fund are limited to asset management and related recordkeeping services.

The Subadvisor or an affiliated broker-dealer may execute portfolio transactions for the Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory or other accounts which are unrelated in any manner to the Fund or the Investment Manager and its affiliates.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Fund pursuant to an investment management agreement with the Trust (the “Investment Management Agreement”). The Investment Management Agreement permits the Investment Manager to engage, from time to time, one or more Subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into a Subadvisory Agreement with CEP with respect to the Fund (the “Subadvisory Agreement”).

The Investment Management Agreement and the Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on 60 days’ written notice to the other party. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for the following advisory and/or administrative services:

•	developing and furnishing continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of the Fund;

•	determining (subject to the overall supervision and review of the Board) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents;

•	making changes on behalf of the Trust in the investments of the Fund;

•	furnishing to the Trust necessary assistance in the preparation of all reports now or hereafter required by federal or other laws, and the preparation of prospectuses, registration statements and amendments thereto that may be required by federal or other laws or by the rules or regulations of any duly authorized commission or administrative body;

•	furnishing to the Trust office space in the offices of the Investment Manager, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service; and

•	furnishing to the Trust all executive and administrative personnel necessary for managing the affairs of the Trust, including personnel to perform clerical, bookkeeping, accounting and other office functions.

Under the Subadvisory Agreement, the Subadvisor manages all of the Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objective, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trust’s Board of Trustees. The provision of investment advisory services by the Subadvisor to the Fund will not be exclusive under the terms of the Subadvisory Agreement, and the Subadvisor will be free to and expects to render investment advisory services to others.

In performing the functions set forth above and supervising the Subadvisor, the Investment Manager:

•	performs periodic detailed analysis and reviews of the performance by the Subadvisor of its obligations to the Fund, including without limitation a review of the Subadvisor’s investment performance in respect of the Fund;

•	prepares and presents periodic reports to the Board regarding the investment performance of the Subadvisor and other information regarding the Subadvisor, at such times and in such forms as the Board may reasonably request;

•	reviews and considers any changes in the personnel of the Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the Board;

•	reviews and considers any changes in the ownership or senior management of the Subadvisor and makes appropriate reports to the Board;

•	performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadvisor;

•	assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement with the Subadvisor and annual consideration of the Subadvisory Agreement thereafter;

•	prepares recommendations with respect to the continued retention of the Subadvisor or the replacement of the Subadvisor, including at the request of the Board;

•	identifies potential successors to or replacements of the Subadvisor or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board;

•	designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and

•	performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law.

The Fund pays all expenses not borne by the Investment Manager or Subadvisor including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s Independent Trustees, 12b-1 fees, if any, all brokerage commissions, transfer taxes and transaction taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of the Fund’s shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Subadvisor to acquire for the Fund a position in any investment that any of the Subadvisor’s other clients may acquire. The Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

Although the Subadvisor makes investment decisions for the Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Fund and another client of the Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by the Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Fund.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the Fund or any Fund shareholder for any act or omission in the course of, or connected with, the matters to which the Investment Management Agreement relates. The Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust may rely on an exemptive order from the SEC that, subject to compliance with its conditions, would permit the Investment Manager to enter into subadvisory agreements with unaffiliated subadvisors without shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Trustees but without shareholder approval, to employ new unaffiliated subadvisors for the Fund, change the terms of the subadvisory agreement for an unaffiliated subadvisor, or continue the employment of an unaffiliated subadvisor after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated subadvisor. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of the Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Investment Manager may not change a subadvisor to the Fund without approval of the Trust’s Board of Trustees and, to the extent required by the 1940 Act, shareholder approval.

Compensation of the Investment Manager and the Subadvisor

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the Fund has agreed to pay the Investment Manager an investment management fee, at an annual rate of 0.62%, which is computed daily as a percentage of the value of the average daily net assets of the Fund and may be paid monthly.

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay the Subadvisor all of the investment management fee (net of all mutually agreed upon fee waivers and reimbursements) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from the Fund and does not increase the Fund’s expenses.

Investment Management Fees Paid by the Fund. Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Fund to the Investment Manager for advisory services.

Subadvisory Fees Paid by the Investment Manager. Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Investment Manager to the Subadvisor for subadvisory services for the Fund.

Expense Limitations

From time to time, the Investment Manager may agree to limit the Fund’s expenses by agreeing to waive all or a portion of the investment management fee and certain other fees it would otherwise be entitled to receive from the Fund and/or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or reimburse Fund expenses for a number of reasons, such as passing on to the Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Investment Manager or Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Fund, or attempting to make the Fund’s performance more competitive as compared to similar funds. The effect of any contractual expense limitations in effect at the date of this SAI is reflected in the tables below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of the Fund’s Prospectus. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses (exclusive of the items noted in the Fund’s Prospectus) to exceed its contractual expense limitation amount. In addition, the Investment Manager or Subadvisor may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary expense limitations by the Investment Manager or by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective. Because the Fund commenced operations on or following the date of this SAI, there have been no fees waived or expenses reimbursed to the Fund.

The Investment Manager also serves as the administrator to the Fund and receives compensation from the Trust pursuant to an administration and shareholder servicing agreement (the “Fund Administration Agreement”) between the Trust and the Investment Manager. For more information about the Fund Administration Agreement, see “Administrative Services” below.

Portfolio Managers of the Fund (information as of June 30, 2014)

CEP has served as Subadvisor to the Fund since its inception. AMG owns a majority interest in CEP. David C. Coughenour, Patricia Halper and Robert H. Kramer are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: David C. Coughenour

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	5	$154.1	None	$0
Other Pooled Investment Vehicles	2	$36.6	2	$36.6
Other Accounts	92	$3,839.3	6	$1,879.7

Portfolio Manager: Patricia Halper

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	5	$154.1	None	$0
Other Pooled Investment Vehicles	2	$36.6	2	$36.6
Other Accounts	92	$3,839.3	6	$1,879.7

Portfolio Manager: Robert H. Kramer

Type of Account	Number Of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	5	$154.1	None	$0
Other Pooled Investment Vehicles	2	$36.6	2	$36.6
Other Accounts	92	$3,839.3	6	$1,879.7

Potential Material Conflicts of Interest

CEP is organized as a stand-alone investment adviser, whose sole business is providing investment advice to clients. The firm has no brokerage affiliates and has no financial interests in other firms. CEP is majority owned by an outside investor, AMG, who also owns interests in a number of other investment advisory firms. Potential conflicts of interest are ameliorated through an operating arrangement that allows CEP to function as an independent entity with minimal oversight from AMG. CEP employs one of the AMG affiliates to assist the firm in managing certain accounts that are sub-advised under WRAP or SMA programs. These arrangements do not present a conflict of interest for the management of the Fund.

CEP manages accounts in a team environment where accounts of similar products (e.g., small-cap portfolios) are rebalanced together and the trades resulting from these periodic rebalancing exercises are blocked to the extent permitted by the client. The allocations of shares resulting from blocked trades are distributed on a pro-rata basis. Similar processes and allocation methods are employed for the management of both equity and fixed income accounts.

CEP manages an account funded by members of the firm. The account was established for the purpose of launching new products. Account management and trading for this account take place apart from the firm’s other client accounts in order to avoid conflicts of interest in the allocation of investment opportunities and in the trading process.

CEP may invest in the securities issued by clients of the firm. The intent of such investments will always be to maximize the return of the client portfolio in accordance with the investment objectives provided by the client. For both fixed income and equity securities, the firm relies on an objective investment process based on quantitative analysis to select securities for client portfolios.

A potential for a conflict of interest will also arise when the firm votes the proxies for equity securities issued by clients of the firm. The firm seeks to avoid conflicts by relying on the use of standard proxy voting guidelines to vote proxy proposals or by voting such proposals in accordance with the recommendation of a non-affiliated proxy voting research vendor. The firm currently employs ISS, Inc. as its proxy voting research vendor.

Employees of the firm may also purchase or sell securities held or intended to be held in client accounts. A personal trading policy is in place which requires each employee trade to be subjected to a pre-clearance process. The pre-clearance process employs blackout periods after client trades to ensure that the client trades always receive priority over employee trades. Additionally, copies of employee confirms and statements are received by and reviewed by the firm’s compliance department.

Portfolio Manager Compensation

CEP offers an aggressive compensation plan providing substantial benefits to its investment professionals. Compensation is two-fold, involving both cash and long-term rewards. Cash compensation includes a market-based competitive base salary and an incentive bonus.

•	Base salaries are market-driven. CEP utilizes both internal assessments of the talent market and external resources and surveys to ensure it remains competitive with industry standards. CEP strives to maintain salary levels in the top 25th percentile. In addition to their base salaries, CEP’s investment professionals also receive an incentive bonus. The pool for bonuses is calculated using a formula that takes into consideration long and short term excess returns by product as well as new assets under management. This pool is then allocated to CEP’s professionals based on merit and contribution. The incentive bonus is not based on performance of the Fund or the Fund’s assets under management.

•	A full range of benefits including work from home privileges (where appropriate), tuition reimbursement, 401(k) plan and full medical and dental insurance is provided.

This compensation plan aligns CEP’s investment team’s financial interests to CEP’s clients’ financial interests. It also directly compensates CEP’s professionals for client satisfaction, investment performance and new business. CEP’s very low turnover is testimonial to CEP’s professionals’ career satisfaction.

Aside from direct ownership/partnership, CEP has a long term incentive program which allows employees to participate economically in the growth of the firm.

Portfolio Managers’ Ownership of Fund Shares

Mr. Coughenour: None

Ms. Halper: None

Mr. Kramer: None

Proxy Voting Policies and Procedures

Proxies for the Fund’s portfolio securities are voted in accordance with CEP’s proxy voting policies and procedures, which are set forth in Appendix B to this SAI, except that for a proxy with respect to shares of (i) an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors; and (ii) an ETF held by the Fund, in connection with an SEC exemptive order on which the Fund relies with respect to the ETF, the Investment Manager may vote the proxy in the same proportion as the vote of all other holders of shares of the ETF.

Because the Fund commenced operations on or following the date of this SAI, there is no information available regarding how the Fund voted proxies relating to portfolio securities during the past twelve-months.

Code of Ethics

The Trust, the Investment Manager, the Distributor and the Subadvisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services

Under the Fund Administration Agreement between the Trust and the Investment Manager, the Investment Manager also serves as administrator of the Fund and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Fund. For these services, the Fund will pay the Investment Manager 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Investment Manager upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Investment Manager.

Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Fund to the Investment Manager for administrative services.

Distribution Arrangements

Under a Distribution Agreement (the “Distribution Agreement”) between the Trust and the Distributor, the Distributor serves as the principal distributor and underwriter for the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangements discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of the Fund’s Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to the Distributor shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed upon between the Distributor and the Investment Manager from time to time. The Distributor is not obligated to sell any specific amount of shares of the Fund.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement continues in effect for two years from the date of its execution and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor (as that term is defined in the 1940 Act).

For sales of Fund shares, the Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and service plan described below and possibly supplemented by payments by the Distributor or its affiliates out of their own assets, or, in the case of such shares that are not subject to a Rule 12b-1 distribution and service plan, only by the Distributor or its affiliates out of their own assets.

The Distributor’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Rule 12b-1 Distribution and Service Plan. The Trust has adopted a distribution and service plan with respect to the Investor Class shares of the Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. All share classes of the Fund are sold without a front end or contingent deferred sales load and Institutional Class shares and Service Class shares of the Fund are not subject to the expenses of any Rule 12b-1 distribution and service plan.

Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Investor Class shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class.

The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Investor Class shares of the Fund under the Plan for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, the Distributor provides to the Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any related agreements, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described therein. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operations of the Plan or any related agreements, or by a vote of a majority of the outstanding voting securities of the Fund (as that term is defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment.

Because the Fund commenced operations on or following the date of this SAI, there have been no payments for the Investor Class shares of the Fund under the Plan.

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the Custodian for the Fund. The Custodian is responsible for holding all cash assets and all portfolio securities of the Fund, releasing and delivering such securities as directed by the Fund, maintaining bank accounts in the name of the Fund, receiving for deposit into such accounts payments for shares of the Fund, collecting income and other payments due the Fund with respect to portfolio securities and paying out monies of the Fund.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), is the transfer agent for the Fund and the sub-transfer agent for the ManagersChoice® asset allocation program and also serves as the dividend disbursing agent for the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreement provides that the Subadvisor places all orders for the purchase and sale of securities that are held in the Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek to obtain best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for the Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause the Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadvisor. The Fund may purchase and sell portfolio securities through brokers who provide the Subadvisor with research services. Brokerage commissions may be used for the general benefit of all other clients of the Subadvisor where legally and contractually permissible.

The Trustees will periodically review the total amount of commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of its receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to the Fund except portfolio investment management and related record-keeping services. The Investment Manager may request that the Subadvisor employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

Because the Fund commenced operations on or following the date of this SAI, there have been no payments by the Fund for brokerage commissions.

Brokerage Recapture Arrangements

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Fund may be directed by the Fund to pay expenses of the Fund. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Fund. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Fund and not to expenses of the Investment Manager or the Subadvisor.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Fund or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the Fund’s current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Fund may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager and/or the Distributor out of their legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York time at the address listed in the Fund’s current Prospectus on any day that the New York Stock Exchange (“NYSE”) is open for business will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar-day period, such shareholder may exchange such shares into any series of the Trust, AMG Funds I, AMG Funds II or AMG Funds III, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Fund and the Distributor reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the Fund’s current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders.

The Trust reserves the right to redeem a shareholder account if its value (i) falls below $500 for Investor Class or Service Class shares or $25,000 for Institutional Class shares due to redemptions you make, or (ii) is below $100, but, in each case, not until after the Fund gives you at least 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value” below, and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in the Fund’s Prospectus, an investor may exchange shares of the Fund for shares of the same class of other funds in the Trust or for shares of other funds managed by the Investment Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager as described above, an investor also may exchange shares of the Fund through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”) (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in the Fund may make an exchange out of the Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in the Fund’s Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s current Prospectus for more information.

Net Asset Value

Each class of shares computes its net asset value (“NAV”) once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of the Fund is equal to the value of the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. Equity securities listed on a domestic securities exchange or traded in a U.S. OTC market (including ADRs) are valued at the official closing price or last quoted sale price of the market where such security is primarily traded, or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask price (the “exchange mean price”). Equity securities primarily traded on an international securities exchange or in a non-U.S. OTC market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price or exchange mean price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. OTC market are valued at the last quoted sale price. The Board has adopted a policy that securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in an index exceeding a pre-determined level). Debt obligations (other than short term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean between the evaluated bid and ask prices furnished by independent pricing services. Short term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Notwithstanding the foregoing, currencies, financial derivatives and IPOs will be valued in accordance with the Fund’s valuation procedures adopted from time to time. The Fund’s investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board. In the event that the market quotation, price or market based valuation for a portfolio instrument is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances, the portfolio instrument may be valued at fair value, as determined in good faith and pursuant to procedures established by and under the general supervision of the Board. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of the Fund’s shares, and no compensation or other consideration is received by the Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

The Fund declares and pays dividends and distributions as described in its Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code (as defined above), the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Fund—in General

The Fund intends to elect and to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to so qualify and be treated, the Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income “Qualifying Income”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables),

U.S. government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote and that are engaged in the same or similar trades or businesses or related trades or businesses or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income to the Fund only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If the Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, in each case determined with reference to capital losses carried forward from prior years), if any, that it distributes in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify for treatment as a regulated investment company for such year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by the Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions might be eligible for treatment as “qualified dividend income” for individuals and for the “dividends-received deduction” for corporate shareholders, in each case as described below. The Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year (or a later date if the Fund is eligible to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or a later date if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by the Fund to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make sufficient distributions to avoid the imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 (or a later date if the Fund makes the election referred to in the previous paragraph) or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

The Fund will carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Taxation of the Fund’s Investments

Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by the Fund, which will comprise a part of the Fund’s investment company taxable income required to be distributed to shareholders as described above, whether or not cash on the debt obligation is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest (as potentially reduced by any amortizable bond premium – see below).

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price (or, in the case of an obligation issued with OID, its “revised issue price”) of a debt obligation over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the acquisition discount or OID in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which acquisition discount or OID accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund, or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend (see “Federal Income Taxation of Shareholders,” below) than they would have in the absence of such transactions.

Higher-Risk Securities. The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. In limited circumstances, it may also not be clear whether a particular debt obligation has market discount. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to (and thus, may affect the cash flow of) the issuer. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the corporate dividends received deduction (described below) to the extent of the deemed dividend portion of such accrued interest.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders, in each case as described below. In addition, withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund were eligible to make and made the election and otherwise met the requirements described in “Foreign Taxes,” below.

Real Estate Investment Trusts. The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities may at other times require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not qualify for the corporate “dividends-received deduction” and generally will not constitute “qualified dividend income,” each as described below.

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to the Fund’s shareholders. However, in certain circumstances, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may elect to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold (and, solely for purposes of the mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund for it to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A fund that indirectly invests in PFICs by virtue of the fund’s investment in underlying funds may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income” (as defined below).

Investments in Other Investment Companies. If the Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a regulated investment company (each, an “investment company”), and the investment company reports such dividends as “qualified dividend income” (as defined below), then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company. If the Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the corporate “dividends-received deduction,” then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company. (Qualified dividend income and the dividends-received deduction are described below.)

Taxation of Certain Investments. As described above, certain of the Fund’s investments can create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of the Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of the Fund.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in a shareholder’s net capital gain and taxed to individuals at reduced rates relative to ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income reported by the Fund as derived from “qualified dividend income” (as defined below) will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level, as described below.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and may distribute its net capital gain. Any taxable income that is retained by the Fund will be subject to tax at the Fund level at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by the Fund will result in a reduction in the fair market value of the Fund’s shares. A distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, a shareholder that purchases shares of the Fund just prior to a taxable distribution will then receive a return of investment upon distribution which may nevertheless be taxable to the shareholder as ordinary income or capital gain.

“Qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividend income received by the Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the Fund to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by the Fund from PFICs or REITs will not qualify for the corporate dividends-received deduction. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). Capital gain of a corporate shareholder will be taxed at the same rate as ordinary income.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Certain details of the implementation of this tax remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders. A return of capital reduces the shareholder’s tax basis in Fund shares, with any amounts exceeding such basis treated as gains from the sale of such shares. To the extent a return of capital reduces a shareholder’s tax basis in its Fund shares it reduces any loss or increases any gain on the subsequent taxable disposition by a shareholder of those shares.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Sale, Exchange or Redemption of Shares

The sale, exchange, or redemption of shares of the Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of the Fund’s shares, the Fund, or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide a shareholder and the IRS with cost basis and certain other related tax information about the Fund shares the shareholder redeemed or exchanged. See the Fund’s Prospectus for more information.

Foreign Taxes

The Fund’s income from, or the proceeds of dispositions of its investments in non-U.S. assets may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance because the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the Fund’s assets at the end of its taxable year consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If the Fund is not eligible to or does not make the above election or if more than 50% of its assets at the end of its taxable year do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld, and shareholders will not be entitled to claim a credit or deduction with respect to such taxes. Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Tax-Exempt Shareholders

Income of a regulated investment company that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of that regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Foreign Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of a regulated investment company beginning before January 1, 2015, the regulated investment company was not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the regulated investment company in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the regulated investment company in a written notice to shareholders (“short-term capital gain dividends”). This exception to withholding for interest-related dividends did not apply to distributions to a foreign shareholder (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign shareholder who was present in the United

States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests. A regulated investment company was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so. In the case of shares held through an intermediary, the intermediary may have withheld even if the regulated investment company reported all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2015. Therefore, the Fund (or intermediary, as applicable) is currently required to withhold on distributions to foreign shareholders attributable to net interest or short-term capital gains that were formerly eligible for this withholding exemption. It is currently unclear whether Congress will extend this exemption from withholding for interest-related and short-term capital gain dividends for distributions with respect to taxable years of the Fund beginning on or after January 1, 2015, and what the terms of any such an extension will be, including whether such extension will have retroactive effect.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund would be required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Prior to January 1, 2015, the special “look-through” rule described above for distributions by a regulated investment company to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by the regulated investment company and (ii) distributions received by the regulated investment company from a lower-tier regulated investment company that the regulated investment company was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2015, and what the terms of any such an extension will be, including whether any such extension will have retroactive effect.

The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund

Foreign shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Tax Shelter Reporting Regulations.

Under Treasury Regulations, if a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Other Reporting and Withholding Requirements.

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays after June 30, 2014 (or, in certain cases, after later dates) and 30% of the gross proceeds of sales or exchanges and certain capital gain dividends it pays after December 31, 2016. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

State and Local Taxes

The Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, the Fund may be subject to state and/or local taxes in other jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Fund.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

The Fund is a series of a “Massachusetts business trust.” A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust (the “Declaration of Trust”) is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Fund.

The Declaration of Trust further provides that no Trustee, officer, employee, agent or shareholder of the Fund is liable to any third persons in connection with the affairs of the Fund. Nothing in the Declaration of Trust shall protect any Trustee from any liability that arises from his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the office of the Trustee. The Declaration of Trust also provides that all third persons shall look solely to the assets of the Fund for any satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated and except with respect to any matter as to which a Trustee or officer, including a person who serves at the Trust’s request as a director, officer or trustee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”) shall have been finally adjudicated in a decision on the merits in any action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust, the Trust’s Declaration of Trust provides that a Covered Person is entitled to be indemnified against all liability in connection with the affairs of the Fund.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may, without shareholder approval, divide the shares of any series of the Trust into one or more classes and combine the shares of two or more classes of any series into a single class. The Trustees have authorized the issuance of three classes of shares of the Fund – the Institutional Class, Service Class, and Investor Class shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (without par value) of one or more series and to divide or combine the shares of any series or class, if applicable, into a greater or lesser number without changing the proportionate beneficial interest in the series or class. Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Fund have no preemptive or conversion rights. The rights of redemption and exchange are described in the Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each whole share held of the Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Fund (or a class thereof) shall be entitled to vote.

Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, and to set the length of their own terms subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative in the election of Trustees so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required or permitted by either the 1940 Act or by the Trust’s Declaration of Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Fund’s Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in this SAI and the Fund’s Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Fund’s Prospectus or this SAI, in connection with the offer of shares of the Fund and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Fund or the Distributor. The Fund’s Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

Because the Fund commenced operations on or following the date of this SAI, there are no financial statements for the Fund.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY

STANDARD & POOR’S AND MOODY’S INVESTORS SERVICE

The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadvisor to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Long-Term Obligation Ratings

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal short-term note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi: Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol that indicated that the rating was contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.

pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

APPENDIX B

CHICAGO EQUITY PARTNERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

Title:	PROXY VOTING
Section:	PORTFOLIO MANAGEMENT
Ref. No.:	B-07

Adopted/Revised:        October 2011

A.	POLICY

Chicago Equity Partners (the “Adviser”) acts as discretionary investment adviser to high net worth individuals and institutional accounts. Our policy is to exercise voting authority with respect to client securities only if a client has authorized us to exercise such discretion pursuant to the client’s advisory contract.

Our policy is to vote proxies in the best interests of clients. In pursuing this policy, we vote in a manner that is intended to maximize the value of client assets. The Investment Committee of the firm has delegated authority for proxy voting to a Proxy Committee, comprised of three members. The Investment Committee has designated the Chief Compliance Officer as the Chairman of the Proxy Committee. Additional members will include a representative of the Equity Research unit and a representative of the Client Service unit. The Proxy Committee has the responsibility for developing and maintaining voting guidelines. In developing the voting guidelines the Proxy Committee relies on proxy research services (e.g. Institutional Shareholder Service,) as well as public information made available by established proponents of responsible proxy voting (e.g. the Council of Institutional Investors, TIA-CREF, Calpers, AFL-CIO). The guidelines reflect voting positions that are in the economic interest of the clients of Chicago Equity Partners and in keeping with Chicago Equity Partners’ role as a fiduciary, as defined by both the Advisers Act and ERISA. Where a voting guideline for a particular proxy proposal does not exist, Chicago Equity Partners will generally vote in accordance with the recommendation made by the proxy research service to which the firm subscribes.

The procedures and guidelines described below are intended to implement this proxy voting policy.

B.	PROCEDURES

1.	The Chairman of the Proxy Committee will appoint a Voting Coordinator who is responsible for monitoring corporate actions and ensuring that (i) proxies are received and forwarded to a proxy voting agent employed by the firm; and (ii) proxies are voted in a timely manner upon receipt of voting instructions from the proxy research service vendor. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

2.	The Chairman of the Proxy Committee shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

3.

Proxy voting decisions will be determined by the Voting Coordinator. The Voting Coordinator will vote the proxies in accordance with the standard voting positions or for non-routine issues with the recommendation of the proxy research service. Where the proxy proposal involves mergers, acquisitions and corporate restructurings the voting decision will be made by the firm’s equity analyst responsible for the company. The Proxy Committee may choose to vote in a manner that differs from the voting guidelines or the recommendation made by the proxy research service. In such case the reason for the deviation will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.

4.	The Proxy Committee may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting The decision not to vote on a particular proposal will be noted in the minutes of the Proxy Committee and reviewed by the Investment Committee.

C.	VOTING GUIDELINES

The following guidelines will be used for each of the following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will typically be voted with management. Traditionally, these issues include:

•	Approval of auditors

•	Election of directors

•	Indemnification provisions for directors

•	Liability limitations of directors

•	Name changes

•	General updating/corrective amendment to charter

Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. We will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the economic interest of advisory accounts. Non-routine matters include:

•	Mergers and acquisitions

•	Restructuring

•	Re-incorporation

•	Changes in capitalization

•	Increase in number of directors

•	Increase in preferred stock

•	Increase in common stock

•	Majority Election of Directors

•	Stock option plans

Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category include:

•	Poison pills

•	Golden parachutes

•	Greenmail

•	Supermajority voting

•	Dual class voting

•	Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the account. Shareholder matters include:

•	Annual election of directors

•	Anti-poison pill

•	Anti-greenmail

•	Confidential voting

•	Cumulative voting

D.	CONFLICTS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the company’s Board.

•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

•	The company is a client of the firm (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Chief Compliance Officer.

If a material conflict is identified, proxies will be voted for that company in the following manner:

•	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue, we will vote in accordance with such predetermined guidelines.

•	If the Voting Guidelines do not cover an issue or indicate a “case by case” analysis, we will follow the voting recommendation of our proxy research service.

•	If the proxy research service does not cover an issue, we will either seek the consent of clients or the written recommendation of an independent third party.

E.	RECORDKEEPING

The firm’s Proxy Voting Agent is responsible for maintaining the following records on behalf of the firm:

•	proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

•	records of votes cast;

•	Research and analysis regarding voting recommendations made;

The firm’s Proxy Voting Coordinator is responsible for maintaining the following records:

•	records of client requests for voting information; and

•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

F.	DISCLOSURE

The Adviser will describe these Policies and Procedures in an attachment to Part II of its Form ADV and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in the attachment how a client may obtain information on how the Adviser voted with respect to that client’s securities. The Adviser will send the initial summary of these Policies and Procedures and the other information described in this Section to existing clients by separate notice.

FORM N-1A

PART C. OTHER INFORMATION

To the Registration Statement of AMG Funds (formerly Managers AMG Funds) (the “Registrant” or the “Trust”)

Item 28. Exhibits.

Exhibit No	Description

a.1	Amended and Restated Agreement and Declaration of Trust dated December 13, 2013. (xlvii)

a.2	Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust dated March 21, 2014. (l)

b.	By-Laws of the Trust. (lv)

c.	(i) Articles III and V, Sections 2, 4 and 5 of Article VIII, and Sections 1, 4, 5 and 8 of Article IX of the Amended and Restated Agreement and Declaration of Trust dated December 13, 2013, incorporated by reference herein as Exhibit a.1; and (ii) Articles 10, 11, 12 and 13 of the By-Laws of the Trust, incorporated by reference herein as Exhibit b.

d.1	Investment Management Agreement between the Registrant and AMG Funds LLC (formerly Managers Investment Group LLC, which was formerly The Managers Funds LLC), dated as of October 19, 1999. (ii)

d.2	Letter Agreement to Investment Management Agreement between the Registrant and AMG Funds LLC with respect to the AMG Systematic Large Cap Value Fund (formerly Systematic Value Fund). (xxiv)

d.3	Sub-Advisory Agreement between AMG Funds LLC and Systematic Financial Management, L.P. with respect to the AMG Systematic Large Cap Value Fund. (vii)

d.4	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to the AMG Managers Essex Small/Micro Cap Growth Fund (formerly Essex Small/Micro Cap Growth Fund, which was formerly Burridge Small Cap Growth Fund). (ix)

d.5	Sub-Advisory Agreement between AMG Funds LLC and Essex Investment Management Company, LLC with respect to AMG Managers Essex Small/Micro Cap Growth Fund. (xlvi)

d.6	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Small Cap Growth Fund (formerly TimesSquare Small Cap Growth Fund). (xlii)

d.7	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Mid Cap Growth Fund (formerly TimesSquare Mid Cap Growth Fund). (xlii)

d.8	Subadvisory Agreement between AMG Funds LLC and TimesSquare Capital Management, LLC with respect to each of AMG TimesSquare Small Cap Growth Fund and AMG TimesSquare Mid Cap Growth Fund. (xi)

d.9	Letter Agreement to Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Systematic Mid Cap Value Fund (formerly Systematic Mid Cap Value Fund). (xvii)

d.10	Sub-Advisory Agreement between AMG Funds LLC and Systematic Financial Management, L.P. with respect to the AMG Systematic Mid Cap Value Fund. (xvii)

d.11	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to the AMG Managers Skyline Special Equities Fund (formerly Skyline Special Equities Portfolio) is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-146198 (filed September 20, 2007).

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d.12	Sub-Advisory Agreement between AMG Funds LLC and Skyline Asset Management, L.P. with respect to the AMG Managers Skyline Special Equities Fund dated January 23, 2009. (xxvi)

d.13	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC relating to the AMG GW&K Small Cap Core Fund (formerly GW&K Small Cap Equity Fund) and AMG GW&K Municipal Enhanced Yield Fund (formerly GW&K Municipal Enhanced Yield Fund) is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

d.14	Form of Subadvisory Agreement between AMG Funds LLC and Gannett Welsh & Kotler, LLC relating to the AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

d.15	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Municipal Bond Fund (formerly GW&K Municipal Bond Fund) and the AMG Renaissance Large Cap Growth Fund (formerly Renaissance Large Cap Growth Fund). (xxviii)

d.16	Form of Letter Agreement to the Subadvisory Agreement between AMG Funds LLC and Gannett Welsh & Kotler, LLC with respect to the AMG GW&K Municipal Bond Fund. (xxviii)

d.17	Form of Subadvisory Agreement between AMG Funds LLC and The Renaissance Group LLC with respect to the AMG Renaissance Large Cap Growth Fund. (xxviii)

d.18	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Trilogy Global Equity Fund (formerly Trilogy Global Equity Fund), AMG Trilogy Emerging Markets Equity Fund (formerly Trilogy Emerging Markets Equity Fund) and AMG Trilogy International Small Cap Fund (formerly Trilogy Emerging Markets Equity Fund). (xxxi)

d.19	Subadvisory Agreement between AMG Funds LLC and Trilogy Global Advisors, LP with respect to AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy International Small Cap Fund. (xxxi)

d.20	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Focused Fund (formerly Yacktman Focused Fund) and AMG Yacktman Fund (formerly Yacktman Fund). (xxxvi)

d.21	Form of Subadvisory Agreement between AMG Funds LLC and Yacktman Asset Management LP with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (xxxvi)

d.22	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare International Small Cap Fund (formerly TimesSquare International Small Cap Fund). (xlii)

d.23	Subadvisory Agreement between AMG Funds LLC and TimesSquare Capital Management, LLC with respect to AMG TimesSquare International Small Cap Fund. (xlii)

d.24	Form of Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (xlvii)

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d.25	Form of Subadvisory Agreement between AMG Funds LLC and SouthernSun Asset Management, LLC with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (xlvii)

d.26	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Renaissance International Equity Fund. (li)

d.27	Subadvisory Agreement between AMG Funds LLC and The Renaissance Group LLC with respect to AMG Renaissance International Equity Fund. (li)

d.28	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Special Opportunities Fund. (liii)

d.29	Subadvisory Agreement between AMG Funds LLC and Yacktman Asset Management LP with respect to AMG Yacktman Special Opportunities Fund. (liii)

d.30	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Chicago Equity Partners Small Cap Value Fund. (filed herewith)

d.31	Subadvisory Agreement between AMG Funds LLC and Chicago Equity Partners, LLC with respect to AMG Chicago Equity Partners Small Cap Value Fund. (filed herewith)

d.32	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Trilogy Emerging Wealth Equity Fund. (to be filed by amendment)

d.33	Subadvisory Agreement between AMG Funds LLC and Trilogy Global Advisors, LP with respect to AMG Trilogy Emerging Wealth Equity Fund. (to be filed by amendment)

e.1	Distribution Agreement between AMG Distributors, Inc. (formerly Managers Distributors, Inc.) and the Registrant, on behalf of each of its series, dated December 4, 2009. (xxx)

e.2	Letter Agreement to the Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant with respect to AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy International Small Cap Fund. (xxxi)

e.3	Form of Letter Agreement to the Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (xxxvi)

e.4	Letter Agreement to the Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant with respect to AMG TimesSquare International Small Cap Fund. (xlii)

e.5	Form of Letter Agreement to the Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (xlvii)

e.6	Letter Agreement to the Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant with respect to AMG Renaissance International Equity Fund. (li)

e.7	Letter Agreement to the Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant with respect to AMG Yacktman Special Opportunities Fund. (liii)

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e.8	Letter Agreement to the Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant with respect to AMG Chicago Equity Partners Small Cap Value Fund. (filed herewith)

e.9	Letter Agreement to the Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant with respect to AMG Trilogy Emerging Wealth Equity Fund. (to be filed by amendment)

f.	Not applicable.

g.1	Custodian Agreement between the Registrant and The Bank of New York, dated June 25, 2002. (xii)

g.2	Foreign Custody Manager Agreement between the Registrant, on behalf of each of its series, and The Bank of New York. (xxxii)

g.3	Interim Custody Agreement between the Registrant and U.S. Bank, N.A. with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (xxxviii)

h.1	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Mid Cap Growth Fund. (l)

h.2	Administration Agreement between the Registrant and AMG Funds LLC with respect to each of AMG TimesSquare Small Cap Growth Fund and AMG TimesSquare Mid Cap Growth Fund. (xi)

h.3	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare Small Cap Growth Fund. (l)

h.4	Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc., which was formerly PFPC Inc.). (xiii)

h.5	Amendment to Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated, January 1, 2008. (xxii)

h.6	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Systematic Large Cap Value Fund. (lii)

h.7	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Systematic Mid Cap Value Fund. (lii)

h.8	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Managers Essex Small/Micro Cap Growth Fund. (liv)

h.9	Expense Limitation Agreement between the Registrant and AMG Funds LLC with respect to AMG Managers Skyline Special Equities Fund. (l)

h.10	Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG Managers Skyline Special Equities Fund is incorporated by reference to an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14, Registration Statement No. 333-146198 (filed October 23, 2007).

h.11	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Small Cap Core Fund. (l)

h.12	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Municipal Enhanced Yield Fund. (l)

h.13	Form of Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

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h.14	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Municipal Bond Fund. (l)

h.15	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to the AMG Renaissance Large Cap Growth Fund. (l)

h.16	Form of Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to the AMG GW&K Municipal Bond Fund and the AMG Renaissance Large Cap Growth Fund. (xxviii)

h.17	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Trilogy Global Equity Fund. (xlviii)

h.18	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Trilogy Emerging Markets Equity Fund. (xlviii)

h.19	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Trilogy International Small Cap Fund. (xlviii)

h.20	Form of Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (xxxvi)

h.21	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to Service Class shares of AMG Yacktman Focused Fund. (l)

h.22	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to Service Class shares of AMG Yacktman Fund. (l)

h.23	Interim Fund Accounting Agreement between the Registrant and U.S. Bancorp Fund Services, LLC with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (xxxviii)

h.24	Interim Transfer Agency Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (xxxviii)

h.25	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG TimesSquare International Small Cap Fund. (l)

h.26	Form of Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (xlvii)

h.27	Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG SouthernSun Small Cap Fund. (xlvii)

h.28	i. Form of Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG SouthernSun U.S. Equity Fund. (xlvii)

ii. Recoupment Agreement between the Registrant and SouthernSun Asset Management, LLC with respect to AMG SouthernSun U.S. Equity Fund. (xlix)

h.29	Interim Fund Services Agreement between the Registrant and Gemini Fund Services, LLC with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (xlix)

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h.30	Interim Transfer Agency Services Agreement between the Registrant and Gemini Fund Services, LLC with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (xlix)

h.31	Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG Renaissance International Equity Fund. (li)

h.32	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Renaissance International Equity Fund. (li)

h.33	Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Special Opportunities Fund. (liii)

h.34	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Yacktman Special Opportunities Fund. (liii)

h.35	Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG Chicago Equity Partners Small Cap Value Fund. (filed herewith)

h.36	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Chicago Equity Partners Small Cap Value Fund. (filed herewith)

h.37	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Trilogy Emerging Wealth Equity Fund. (to be filed by amendment)

i.1	Opinion and Consent of Goodwin Procter LLP with respect to the AMG Systematic Large Cap Value Fund. (vii)

i.2	Opinion and Consent of Goodwin Procter LLP with respect to the AMG Managers Essex Small/Micro Cap Growth Fund. (ix)

i.3	Opinion and Consent of Goodwin Procter LLP with respect to AMG TimesSquare Mid Cap Growth Fund. (xi)

i.4	Opinion and Consent of Goodwin Procter LLP with respect to AMG TimesSquare Small Cap Growth Fund. (xii)

i.5	Opinion and Consent of Ropes & Gray LLP with respect to AMG Managers Essex Small/Micro Cap Growth Fund and AMG Systematic Large Cap Value Fund. (xv)

i.6	Opinion and Consent of Ropes & Gray LLP with respect to AMG Systematic Mid Cap Value Fund. (xvii)

i.7	Opinion and Consent of Ropes & Gray LLP with respect to AMG Managers Skyline Special Equities Fund. (xxi)

i.8	Opinion and Consent of Ropes & Gray LLP with respect to the AMG GW&K Small Cap Core Fund and the AMG GW&K Municipal Enhanced Yield Fund. (xxv)

i.9	Opinion and Consent of Ropes & Gray LLP with respect to the AMG GW&K Municipal Bond Fund and the AMG Renaissance Large Cap Growth Fund. (xxviii)

i.10	Opinion and Consent of Ropes & Gray LLP with respect to AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund and AMG Trilogy International Small Cap Fund. (xxxi)

i.11	Opinion and Consent of Ropes & Gray LLP with respect to AMG Yacktman Focused Fund and AMG Yacktman Fund. (xxxviii)

6

i.12	Opinion and Consent of Ropes & Gray LLP with respect to AMG TimesSquare International Small Cap Fund. (xlii)

i.13	Opinion and Consent of Ropes & Gray LLP with respect to AMG SouthernSun Small Cap Fund and AMG SouthernSun U.S. Equity Fund. (xlix)

i.14	Opinion and Consent of Ropes & Gray LLP with respect to AMG Renaissance International Equity Fund. (li)

i.15	Opinion and Consent of Ropes & Gray LLP with respect to AMG Yacktman Special Opportunities Fund. (liii)

i.16	Opinion and Consent of Ropes & Gray LLP with respect to AMG Chicago Equity Partners Small Cap Value Fund. (filed herewith)

i.17	Opinion and Consent of Ropes & Gray LLP with respect to AMG Trilogy Emerging Wealth Equity Fund. (to be filed by amendment)

j.1	Consent of PricewaterhouseCoopers LLC. (filed herewith)

j.2	Power of Attorney for the Trustees and Certain Officers of the Registrant. (xlvi)

k.	Not Applicable.

l.	Not Applicable.

m.	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1. (filed herewith)

n.	Amended and Restated Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 with respect to AMG Systematic Large Cap Value Fund, AMG Managers Essex Small/Micro Cap Growth Fund, AMG Systematic Mid Cap Value Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund, AMG Renaissance Large Cap Growth Fund, AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund, AMG Trilogy International Small Cap Fund, AMG Yacktman Focused Fund, AMG Yacktman Fund, AMG Yacktman Special Opportunities Fund, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund, AMG GW&K Small Cap Growth Fund, AMG Renaissance International Equity Fund, AMG Chicago Equity Partners Small Cap Value Fund and AMG Trilogy Emerging Wealth Equity Fund. (filed herewith)

o.	Not applicable.

p.1	Code of Ethics of AMG Funds. (l)

p.2	Code of Ethics of AMG Funds LLC and AMG Distributors, Inc. (xviii)

p.3	Code of Ethics of Systematic Financial Management, L.P. (xlv)

p.4	Code of Ethics of TimesSquare Capital Management, LLC. (xliv)

p.5	Code of Ethics of Essex Investment Management Company, LLC. (xx)

p.6	Code of Ethics of Skyline Asset Management, L.P. (xliv)

p.7	Code of Ethics of Gannett Welsh & Kotler, LLC. (xxxvii)

p.8	Code of Ethics of The Renaissance Group LLC. (l)

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p.9	Code of Ethics of Trilogy Global Advisors, LP. (xlviii)

p.10	Code of Ethics of Yacktman Asset Management LP. (l)

p.11	Code of Ethics of SouthernSun Asset Management, LLC. (xlvii)

p.12	Code of Ethics of Chicago Equity Partners, LLC. (filed herewith)

(i)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed August 6, 1999).

(ii)	Filed as an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 21, 1999).

(iii)	Filed as an exhibit to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed November 14, 2000).

(iv)	Filed as an exhibit to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 20, 2001).

(v)	Filed as an exhibit to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 5, 2001).

(vi)	Intentionally omitted.

(vii)	Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 17, 2002).

(viii)	Filed as an exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 30, 2002), under the same exhibit number.

(ix)	Filed as an exhibit to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-095219 (filed April 11, 2002).

(x)	Filed as an exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 31, 2003).

(xi)	Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 10, 2004).

(xii)	Filed as an exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 23, 2004).

(xiii)	Filed as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed March 1, 2005).

(xiv)	Filed as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 29, 2005).

(xv)	Filed as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2006).

(xvi)	Filed as an exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 28, 2006).

(xvii)	Filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 20, 2006).

(xviii)	Filed as an exhibit to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2007).

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(xix)	Intentionally omitted.

(xx)	Filed as an exhibit to Post Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2007).

(xxi)	Filed as an exhibit to Post Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 21, 2007).

(xxii)	Filed as an exhibit to Post Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 29, 2008).

(xxiii)	Filed as an exhibit to Post Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 27, 2008).

(xxiv)	Filed as an exhibit to Post Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 26, 2008).

(xxv)	Filed as an exhibit to Post Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 29, 2008).

(xxvi)	Filed as an exhibit to Post Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 30, 2009).

(xxvii)	Filed as an exhibit to Post Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed May 28, 2009).

(xxviii)	Filed as an exhibit to Post Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 2, 2009).

(xxix)	Filed as an exhibit to Post Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed July 24, 2009).

(xxx)	Filed as an exhibit to Post Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 30, 2010).

(xxxi)	Filed as an exhibit to Post Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2011).

(xxxii)	Filed as an exhibit to Post Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 29, 2011).

(xxxiii)	Filed as an exhibit to Post Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 29, 2011).

(xxxiv)	Filed as an exhibit to Post Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2011).

(xxxv)	Filed as an exhibit to Post Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2012).

(xxxvi)	Filed as an exhibit to Post Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 18, 2012).

(xxxvii)	Filed as an exhibit to Post Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 27, 2012).

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(xxxviii)	Filed as an exhibit to Post Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 27, 2012).

(xxxix)	Filed as an exhibit to Post Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2012).

(xl)	Filed as an exhibit to Post Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 1, 2012).

(xli)	Filed as an exhibit to Post Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed November 30, 2012).

(xlii)	Filed as an exhibit to Post Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 31, 2012).

(xliii)	Filed as an exhibit to Post Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2013).

(xliv)	Filed as an exhibit to Post Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 26, 2013).

(xlv)	Filed as an exhibit to Post Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 28, 2013).

(xlvi)	Filed as an exhibit to Post Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 27, 2013).

(xlvii)	Filed as an exhibit to Post Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 19, 2013).

(xlviii)	Filed as an exhibit to Post Effective Amendment No. 110 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2014).

(xlix)	Filed as an exhibit to Post Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed March 31, 2014).

(l)	Filed as an exhibit to Post Effective Amendment No. 117 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 28, 2014).

(li)	Filed as an exhibit to Post Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 13, 2014).

(lii)	Filed as an exhibit to Post Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 27, 2014).

(liii)	Filed as an exhibit to Post Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 30, 2014).

(liv)	Filed as an exhibit to Post Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 29, 2014).

(lv)	Filed as an exhibit to Post Effective Amendment No. 132 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 30, 2014).

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Item 29. Persons Controlled by or Under Common Control with Registrant.

None.

Item 30. Indemnification.

Under Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Trustee, officer or person hereinafter referred to as a “Covered Person”), against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Covered Person or by reason of his or her being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust, and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund. The Registrant will maintain a liability insurance policy or policies under which (i) the disinterested Trustees and/or (ii) the Registrant and its Trustees and officers will be named insureds.

Reference is made to the Distribution Agreement with AMG Distributors, Inc., and any amendments thereto, attached as Exhibit e.1, Exhibit e.2, Exhibit e.3, Exhibit e.4, Exhibit e.5, Exhibit e.6, Exhibit e.7, Exhibit e.8 and Exhibit e.9, which is incorporated herein by reference, and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.

Item 31. Business and Other Connections of Investment Adviser.

AMG Funds LLC (formerly Managers Investment Group LLC), a registered investment adviser, serves as investment manager to the Trust. AMG Funds LLC is a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and AMG serves as its Managing Member. AMG Funds LLC serves as an investment manager to investment companies registered under the Investment Company Act of 1940, as amended, and

11

to various separate accounts. AMG Funds LLC also provides non-discretionary back office, trading execution and support, administrative and/or marketing services to affiliated entities in connection with such entities’ provision of advisory services to or through various investment products and programs. The business and other connections of the officers and directors of AMG Funds LLC are listed in Schedules A and D of its Form ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file number of this Form ADV is 801-56365.

AMG Funds LLC has hired one or more Subadvisor(s) for each series of the Trust. The business and other connections of the officers and directors of each Subadvisor are listed in their respective Schedules A and D of their Forms ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file numbers of said Forms ADV are listed below. Except for Skyline Asset Management, L.P. and Essex Investment Management Company, LLC, each of the Subadvisors is majority owned by AMG and is an affiliate of AMG Funds LLC and the Registrant.

Subadvisor	File Number	Funds
Essex Investment Management Company, LLC	801-55496	AMG Managers Essex Small/Micro Cap Growth Fund

Systematic Financial Management, L.P.	801-48908	AMG Systematic Mid Cap Value Fund; AMG Systematic Large Cap Value Fund

TimesSquare Capital Management, LLC	801-63492	AMG TimesSquare Mid Cap Growth Fund; AMG TimesSquare Small Cap Growth Fund; AMG TimesSquare International Small Cap Fund

Skyline Asset Management, L.P.	801-49603	AMG Managers Skyline Special Equities Fund

Gannett Welsh & Kotler, LLC	801-61559	AMG GW&K Small Cap Core Fund; AMG GW&K Municipal Enhanced Yield Fund; AMG GW&K Municipal Bond Fund

The Renaissance Group LLC	801-50177	AMG Renaissance Large Cap Growth Fund; AMG Renaissance International Equity Fund

Trilogy Global Advisors, LP	801-57139	AMG Trilogy Global Equity Fund; AMG Trilogy Emerging Markets Equity Fund; AMG Trilogy International Small Cap Fund; AMG Trilogy Emerging Wealth Equity Fund

Yacktman Asset Management LP	801-41058	AMG Yacktman Focused Fund; AMG Yacktman Fund; AMG Yacktman Special Opportunities Fund

SouthernSun Asset Management, LLC	801-71849	AMG SouthernSun Small Cap Fund; AMG SouthernSun U.S. Equity Fund

Chicago Equity Partners, LLC	801-57280	AMG Chicago Equity Partners Small Cap Value Fund

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Item 32. Principal Underwriters.

(a)	AMG Distributors, Inc. acts as principal underwriter for the Registrant. AMG Distributors, Inc. also acts as principal underwriter for AMG Funds I (formerly Managers Trust I), AMG Funds II (formerly Managers Trust II) and AMG Funds III (formerly The Managers Funds).

(b)	The following information relates to the directors, officers and partners of AMG Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds
Jeffrey S. Murphy c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director	None

Dean A. Maines c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director	None

John Kingston, III c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director and Secretary	None

Jeffrey T. Cerutti c/o AMG Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Director, President and Principal	President and Principal Executive Officer

Keitha L. Kinne c/o AMG Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Chief Operating Officer	Chief Operating Officer

Steven J. Adams c/o AMG Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Chief Financial Officer	None

Patrick Spellman c/o AMG Funds LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Chief Compliance Officer	Anti-Money Laundering Compliance Officer

(c)	Not applicable.

Item 33. Location of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are kept by the Registrant, each Subadvisor, and the listed entities at the following offices:

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(1)	At the offices of the Registrant at 800 Connecticut Avenue, Norwalk, Connecticut 06854, at the offices of AMG Funds LLC, 800 Connecticut Avenue, Norwalk, Connecticut 06854, at the offices of the Custodian, The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York, New York 11217, and at the offices of the Transfer Agent, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

(2)	Essex Investment Management Company, LLC, 125 High Street, Suite 1803, Boston, Massachusetts 02110.

(3)	Skyline Asset Management, L.P., 120 S. LaSalle Street, Suite 1320, Chicago, Illinois 60603.

(4)	TimesSquare Capital Management, LLC, 7 TimesSquare, 49th Floor, New York, New York 10036.

(5)	Systematic Financial Management, L.P., 300 Frank W. Burr Boulevard, 7th Floor, Glenpointe East, Teaneck, New Jersey 07666.

(6)	Gannett Welsh & Kotler, LLC, 222 Berkeley Street, 15th Floor, Boston, Massachusetts 02116.

(7)	The Renaissance Group LLC, 50 East RiverCenter Boulevard, Suite 1200, Covington, Kentucky 41011.

(8)	Trilogy Global Advisors, LP, 1114 Avenue of the Americas, 28th Floor, New York, New York 10036-7701.

(9)	Yacktman Asset Management LP, 6300 Bridgepoint Parkway, Building 1, Suite 500, Austin, Texas 78730-5073.

(10)	SouthernSun Asset Management, LLC, 6070 Poplar Avenue, Suite 300, Memphis, Tennessee 38119.

(11)	Chicago Equity Partners, LLC, 180 North LaSalle Street, Suite 3800, Chicago, Illinois 60601.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, AMG Funds certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Norwalk, and State of Connecticut, on the 30th day of December, 2014.

AMG FUNDS

By:	/s/ Donald S. Rumery
Donald S. Rumery Treasurer, Chief Financial Officer, and Principal Financial Officer

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Bruce B. Bingham*	Trustee	December 30, 2014
Bruce B. Bingham

/s/ Christine C. Carsman*	Trustee	December 30, 2014
Christine C. Carsman

/s/ William E. Chapman, II*	Trustee	December 30, 2014
William E. Chapman, II

/s/ Edward J. Kaier*	Trustee	December 30, 2014
Edward J. Kaier

/s/ Kurt Keilhacker*	Trustee	December 30, 2014
Kurt Keilhacker

/s/ Steven J. Paggioli*	Trustee	December 30, 2014
Steven J. Paggioli

/s/ Richard F. Powers III*	Trustee	December 30, 2014
Richard F. Powers III

/s/ Eric Rakowski*	Trustee	December 30, 2014
Eric Rakowski

/s/ Victoria Sassine*	Trustee	December 30, 2014
Victoria Sassine

/s/ Thomas R. Schneeweis*	Trustee	December 30, 2014
Thomas R. Schneeweis

/s/ Jeffrey T. Cerutti	President and	December 30, 2014
Jeffrey T. Cerutti	Principal Executive Officer (Principal Executive Officer)

/s/ Donald S. Rumery Donald S. Rumery	Treasurer, Chief Financial Officer, and Principal Financial Officer (Principal Accounting Officer) (Principal Financial Officer)	December 30, 2014

*By:	/s/ Donald S. Rumery
Donald S. Rumery
Pursuant to Powers of Attorney incorporated herein by reference to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 27, 2013)
Date: December 30, 2014

AMG Funds

Exhibit Index

Exhibit No.	Description

d.30	Letter Agreement to the Investment Management Agreement between the Registrant and AMG Funds LLC with respect to AMG Chicago Equity Partners Small Cap Value Fund.

d.31	Subadvisory Agreement between AMG Funds LLC and Chicago Equity Partners, LLC with respect to AMG Chicago Equity Partners Small Cap Value Fund.

e.8	Letter Agreement to the Amended and Restated Distribution Agreement between AMG Distributors, Inc. and the Registrant with respect to AMG Chicago Equity Partners Small Cap Value Fund.

h.35	Administration and Shareholder Servicing Agreement between the Registrant and AMG Funds LLC with respect to AMG Chicago Equity Partners Small Cap Value Fund.

h.36	Expense Limitation and Recoupment Agreement between the Registrant and AMG Funds LLC with respect to AMG Chicago Equity Partners Small Cap Value Fund.

i.16	Opinion and Consent of Ropes & Gray LLP with respect to AMG Chicago Equity Partners Small Cap Value Fund.

j.1	Consent of PricewaterhouseCoopers LLP.

m	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1.

n	Amended and Restated Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 with respect to AMG Systematic Large Cap Value Fund, AMG Managers Essex Small/Micro Cap Growth Fund, AMG Systematic Mid Cap Value Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Municipal Bond Fund, AMG Renaissance Large Cap Growth Fund, AMG Trilogy Global Equity Fund, AMG Trilogy Emerging Markets Equity Fund, AMG Trilogy International Small Cap Fund, AMG Yacktman Focused Fund, AMG Yacktman Fund, AMG Yacktman Special Opportunities Fund, AMG TimesSquare Small Cap Growth Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare International Small Cap Fund, AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund, AMG GW&K Small Cap Growth Fund, AMG Renaissance International Equity Fund, AMG Chicago Equity Partners Small Cap Value Fund and AMG Trilogy Emerging Wealth Equity Fund.

p.12	Code of Ethics of Chicago Equity Partners, LLC.